AZZ Inc. Q4 and Full Year FY2021 Earnings Presentation April 23, 2021

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Safe Harbor Statement 2 Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This presentation may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially be adversely impacted by the ongoing COVID-19 pandemic. We could also experience fluctuations in prices and raw material cost, including zinc and natural gas, which are used in the hot dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2021 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Fiscal Year 2021 Segment Performance Update Full Year FY2021 Sales: $838.9 million Segment Updates Metal Coatings Segment $457.8 Infrastructure Solutions Segment $381.1 • Overall segment sales down 8.3% compared to prior year • Acquired ACME Galvanizing in January 2021 • Completed new spin galvanizing plant in Houston, TX • Overall segment sales down due to the COVID-19 pandemic, particularly within Industrial platform • Completed Poland plant expansion • Previously announced strategic portfolio review is ongoing 3 -8.3% vs. FY2020 -32.3% vs. FY2020

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Sales Net Income Diluted EPS Fiscal Year 2021 Summary - Consolidated $1,061.8 $838.9 FY20 FY21 -21.0% • Lower sales volume primarily attributable to COVID pandemic • Divested entities impact of $54.1 million • Adjusted Net Income includes $20.0 million impairment and loss on sale of Galvabar and Southern Mechanical Services LLC (“SMS”) • Tax rate of 22.3%; 340 bps improvement • Repurchased 1.2 million shares in the fiscal year, for $48.3 million -17.8% reported; +14.1% adjusted -17.4% reported; +14.7% adjusted In $ millions, except per share amounts 4 $48.2 $39.6 $55.0 FY20 FY21 FY21(a) $1.84 $1.52 $2.11 FY20 FY21 FY21(a) (a)=adjusted

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION

Fiscal Year 2021 Segment Results – Metal Coatings

In $ millions except percentages

Key Statistics

FY2020 Sales	**$499.0**
Organic	**(48.7)**
Acquisitions/ Divestitures	**7.5**
FY2021 Sales	**$457.8**

Sales

-8.3%


$499.0
$457.8
FY20
FY21

Operating Income

-11.1% reported; -1.1% adjusted


$107.9
$95.9
$106.7
FY20
FY21
FY21(a)

Operating Margin

-60 bps reported; +170 bps adjusted


21.6%
21.0%
23.3%
FY20
FY21
FY21(a)

Segment Summary:

- Lower sales volume primarily attributable to COVID-19 pandemic
- Divested Galvabar business
- Improved operating efficiencies and productivity
- Completed acquisition of ACME Galvanizing in January 2021

(a)=adjusted

5

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Fiscal Year 2021 Segment Results – Infrastructure Solutions • Lower sales volume was primarily attributable to pandemic-related business disruption in many of our end-markets • Charges of $9.2 million related to impairments and divestitures impacted FY2021 results • Comprehensive review of the business and associated assets is ongoing In $ millions except percentages Key Statistics FY2020 Book to Ship 0.92 to 1 Segment Summary: FY2021 Book to Ship 0.94 to 1 FY 2020 Sales $562.8 FY2021 Sales $381.1 6 Sales $562.8 $381.1 FY20 FY21 -32.3% Operating Income -80.2% actual; -52.1% adjusted Operating Margin -410 bps actual; -170 bps adjusted (a)=adjusted $32.8 $6.5 $15.7 FY20 FY21 FY21(a) 5.8% 1.7% 4.1% FY20 FY21 FY21(a)

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Fiscal Year 2022 Full Year Financial Guidance Key Drivers: Metal Coatings:  Continued operational execution  Increasing zinc costs Infrastructure Solutions:  Improving market conditions for refining turnaround projects  Electrical platform operational execution 7 Sales Earnings Per Share $835 - $935 $2.45 - $2.95 Range In millions, except for EPS FY2022

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Q4 FY2021 Consolidated Results In millions, except for EPS and percentages Q4 FY 21 Reported Q4 FY 20 Reported % Change Sales $195.6 $245.4 -20.3% Gross Profit $45.8 $51.1 -10.4% Gross Margin percent 23.4% 20.8% 260 bps Operating Profit $18.8 $(7.3) 358.4% Operating Margin 9.6% (3.0)% 1,260 bps EBITDA $29.1 $5.1 469.9% Net Income (loss) $16.2 $(10.6) 252.8% Diluted EPS $0.63 $(0.41) 253.7% Diluted Shares Outstanding 25,648 26,209 -2.1% 8

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Fiscal Year 2021 Consolidated Results In $ millions, except for EPS and percentages FY 2021 Reported FY 2021 Adjusted FY 2020 Reported FY 2020 Adjusted Sales $838.9 $838.9 $1,061.8 $1,061.8 Gross Profit $188.7 $188.7 $237.2 $239.2 Gross Margin 22.5% 22.5% 22.3% 22.5% Operating Profit $61.6 $81.6 $79.3 $107.1 Operating Margin 7.3% 9.7% 7.5% 10.1% EBITDA $105.2 $125.2 $128.5 $156.3 Net Income $39.6 $55.0 $48.2 $71.2 Diluted EPS $1.52 $2.11 $1.84 $2.71 Diluted Shares Outstanding 26,045 26,045 26,281 26,281 9

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Fiscal Year 2021 Cash Flow Highlights In $ millions, except for percentages Full Year FY 2021 Full Year FY 2020 Cash flows used in operating activities $92.0 $142.3 Less: Capital Expenditures $(37.1) $(32.6) Free Cash Flow $54.9 $109.7 Net Income $39.6 $48.2 Free Cash Flow as percent of Net Income 138.6% 227.6% Acquisition of Subsidiaries, net of cash acquired $4.4 $60.6 Dividends $17.6 $17.8 Share Repurchases $48.3 $5.8 10

AZZ
Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION

Capital Allocation Focused on Growth

In $ millions

Full Year 2021 Capital Deployment


$37.1
$4.4
$48.3
$17.6
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

Growth

Capital Expenditures
- Safety, Health and Environmental
- Facility expansion & spin plant
- Product/technology growth initiatives

Acquisitions
- One Metal Coatings acquisition during year - ACME Galvanizing
- Continue to pursue active pipeline of opportunities

Shareholder Return

Share Repurchases
- Spent $48.3 million repurchasing over 1.2 million shares
- Opportunistically will continue share repurchases

Dividends
- Historically have declared and paid dividends

11

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION 12 Metal Coatings Segment • Cost of zinc in our kettles, which will begin to increase as we enter FY2022, due to higher zinc LME levels • Emphasis on operating efficiency and productivity, supported by Digital Galvanizing System (“DGS”) investment • Continued focus and expansion of spin galvanizing in several market areas Infrastructure Solutions Segment • Industrial platform o Improved Spring and Fall turnaround outlook versus prior year • Electrical platform o T&D/Utility and Renewable market growth expected to continue, driving demand for electrical enclosures and switchgear o Continued robust data center market providing additional demand for electrical enclosures Corporate • Complete recently announced strategic evaluation of Infrastructure Solutions segment • Continue to effectively manage cash flow, replace existing credit facility, and manage debt and share repurchases Key Indicators and Initiatives

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION • Long term strategy to continue to grow the Metal Coatings segment organically and with a robust acquisition program, while maintaining 21 to 23% Operating Margins o Focus on operating excellence and providing outstanding customer service o Continued inorganic growth in Galvanizing and Surface Technologies • Infrastructure Solutions segment continues to focus on operational improvements and profitable growth in business units while conducting strategic business review o Industrial will grow by expanding into new markets beyond refining and power generation, continued international expansion, and offering market leading weld overlay solutions o Electrical businesses will continue to focus on improving profitability through process alignment, and focus domestic market growth in core businesses, while effectively managing non-core businesses Strategic Direction 13

Q&A

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Q4 Fiscal Year 2021 Segment Performance Update Total Q4 FY2021 Sales: $195.6 million Market Drivers Metal Coatings Segment $106.1 Infrastructure Solutions Segment $89.5 • Galvanizing sales down 7.2% versus prior year’s quarter, weather impacted operations in several states • Benefitted from lower zinc prices • Maintained price/value realization • China shipments completed; installation ongoing • Switchgear and enclosure demand improving • Industrial Solutions seasonally down and continued to experience weak demand from refining sector 15 -13.6% vs. prior year -27.0% vs. prior year

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Sales Net Income Diluted EPS Q4 Fiscal Year 2021 Summary - Consolidated $245.4 $195.6 FY20 FY21 -20.3% • Pandemic-related lower segment sales • Contribution from acquisition (Acme) • Price realization in galvanizing • Lower zinc costs • Improved operational efficiencies • Fiscal 2020 included $23.0 million in adjustments due to loss on sale of Nuclear Logistics Inc., impairment of intangible assets and tax adjustments. +252.8% Reported; +250.9% Adjusted +253.7% Reported / +251.2% Adjusted In $millions, except per share amounts 16 (a)=adjusted -$10.6 $16.2 $16.0 FY20 FY21 FY21(a) -$0.41 $0.63 $0.62 FY20 FY21 FY21(a)

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Q4 Fiscal Year 2021 Segment Results – Metal Coatings • Quarterly sales decline reflects COVID-19 impact on several end markets as well as weather-related impacts, partially offset by the contribution from the ACME Galvanizing acquisition completed in the quarter • Operating Margins of 25.1%, compared to 18.4% for the same quarter last year a result of improved labor productivity and operational efficiency driven by DGS as well as lower zinc costs and stable selling prices In millions $ except percentages Sales $122.8 $106.1 FY20 FY21 -13.6% Operating Income +17.7%Key Statistics FY2020 Sales Organic Acquisitions FY2021 Sales $122.8 $106.1 $1.3 -$18.0 Segment Summary: 17 $22.6 $26.6 FY20 FY21 Operating Margin 18.4% 25.1% FY20 FY21 +670 bps

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION

Q4 Fiscal Year 2021 Segment Results – Infrastructure Solutions

In millions $ except percentages

Key Statistics

FY20 Revenue	$122.6
FY20 Book to Ship	0.87 to 1
FY21 Revenue	$89.5
FY21 Book to Ship	1.06 to 1

Revenue

-27.0%


$122.6
$89.5
FY20
FY21

Operating Income

321.4% Reported and Adjusted


-$1.4
$3.1
$3.1
FY20
FY21
FY21(a)

Operating Margin

+460 bps Reported and Adjusted


-1.1%
3.5%
3.5%
FY20
FY21
FY21(a)

Segment Summary:

- Majority of shipments completed for projects in China; installation ongoing
- Backlog reduced from prior year due to large China shipments, lower sales and activity in electrical and lower business due to pandemic in our industrial solutions business
- Orders of enclosures and switchgear improving
- Seasonally light activity within Industrial Solutions compounded by pandemic

(a)=adjusted

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Appendix and Additional Information

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION In addition to reporting financial results in accordance with Generally Accepted Accounting Principles in the United States ("GAAP"), AZZ has provided EBITDA and Adjusted EBITDA, which are non-GAAP measures. Management believes that the presentation of these measures provides investors with a greater transparency comparison of operating results across a broad spectrum of companies, which provides a more complete understanding of AZZ’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as EBITDA and Adjusted EBITDA, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. Non-GAAP Disclosure of EBITDA 20

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Q4 Fiscal 2021 - Non-GAAP Disclosure of Consolidated EBITDA 21 In millions Consolidated Q4 FY 21 Consolidated Q4 FY 20 GAAP Net Income $16.2 $(10.6) Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $2.3 $3.0 Income Tax (Benefit) / Expense $0.2 $(0.3) Depreciation and Amortization Expense $10.4 $13.0 Total Adjustments $12.9 $15.7 Non-GAAP EBITDA $29.1 $5.1 Current Year vs. Prior Year As Reported to As Adjusted Q4 Consolidated $(millions) except EPS As Reported (a) Adjustment As Adjusted Revenue 195.6$ 195.6$ Gross Profit 45.8 45.8 Gross Margin 23.4% 23.4% SG&A 27.3 27.3 Impairment and Restructuring Cost 0.3 (0.3) (1) - Loss on Disposal (0.0) (0.0) Operating Profit 18.8 18.5 Operating Margin 9.6% 9.5% Other (exp) / income net (0.1) (0.1) Interest 2.3 2.3 Tax 0.2 0.2 Net Income 16.2$ 16.0$ Shares 25.468 25.468 Diluted EPS 0.63$ 0.62$ Depreciation and Amortization 10.4$ 10.4$ EBITDA 29.1$ 28.8$

Q4 AND FULL YEAR FY2021 EARNINGS PRESENTATION Full Year Fiscal 2021 - Non-GAAP Disclosure of Consolidated EBITDA 22 In millions Consolidated FY 21 Consolidated FY 20 GAAP Net Income $39.6 $48.2 Adjustments to reconcile GAAP to non- GAAP Financial Measures Interest Expense $9.6 $13.5 Income Tax Expense $11.4 $16.7 Depreciation and Amortization Expense $44.6 $50.1 Total Adjustments $65.6 $80.3 Non-GAAP EBITDA $105.2 $128.5 Current Year vs. Prior Year As Reported to As Adjusted Full Year Consolidated $(millions) except EPS As Reported (a) Adjustment As Adjusted Revenue 838.9$ 838.9$ Gross Profit 188.7 188.7 Gross Margin 22.5% 22.5% SG&A 107.1 107.1 Impairment and Restructuring Cost (16.9) 16.9 (1) 0.0 Loss on Sale (3.1) 3.1 (2) 0.0 Operating Profit 61.6 81.6 Operating Margin 7.3% 9.7% Other (exp) / income net (1.0) (1.0) Interest 9.6 9.6 Tax 11.4 (4.6) (3) 16.0 Net Income 39.6$ 55.0$ Shares 26.045 26.045 Diluted EPS 1.52$ 2.11$ Depreciation and Amortization 44.6$ 44.6$ EBITDA 105.2$ 125.2$